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                                                             EXHIBIT 10(xxxviii)

                             STOCK PLEDGE AGREEMENT

                 THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into as of August 29, 1997, by and between Chrysalis International Corporation, a Delaware corporation ("Chrysalis" or the "Pledgor"), and CoreStates Bank, N.A. (the "Bank").

                                   BACKGROUND

                 Chrysalis and certain of its wholly-owned subsidiaries, Chrysalis International Preclinical Services Corporation, Chrysalis DNX Transgenic Sciences Corporation and Chrysalis International Clinical Services Corporation (such subsidiaries being hereinafter referred to collectively as the "Other Borrowers") and the Bank have entered into a Term Loan and Security Agreement dated as of the date hereof (the "Loan Agreement"). Pursuant to the Loan Agreement, the Bank has agreed, subject to the terms and conditions set forth therein, to make a term loan to Chrysalis and the Other Borrowers in the aggregate principal amount of $5,000,000 (the "Loan"), which Loan is to be secured by a continuing first priority lien and security interest in substantially all of the property and assets of Chrysalis and the Other Borrowers, all as more fully described in Section 3.1 of the Loan Agreement and in the Loan Documents (as defined therein) entered into pursuant thereto.

          The Loan is being made to the Pledgor and the Other Borrowers, and the obligation of the Bank to make the Loan is subject to the condition that, among other things, the Pledgor execute and deliver this Stock Pledge Agreement and grant the security interest hereinafter described. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

                                     TERMS

                 NOW, THEREFORE, in order to induce the Bank to enter into the Loan Agreement and to agree, subject to the terms and conditions set forth therein, to make the Loan to Chrysalis and the Other Borrowers pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

                 1. Pledge. The Pledgor hereby grants to Bank a security interest in the following property (collectively, the "Pledged Shares"):

                          (a)     100% of the issued and outstanding shares of
common stock of the Other Borrowers and the certificates or instruments representing such stock and all dividends, interest, cash, instruments, and other property from time to time received,
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receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such stock;

                          (b)     all additional shares of common stock and any
other securities issued by the Other Borrowers to Pledgor from time to time, and the certificates or instruments representing such additional securities, and all dividends, interest, cash, instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such additional securities; and

                          (c)     all proceeds of any of the foregoing.

                 2. Security for Liabilities. The security interest granted by this Agreement secures the payment and performance of all Obligations of every kind and nature of the Pledgor and the Other Borrowers to Bank under the Loan Agreement and the Loan Documents.

                 3.       Delivery of Pledged Shares.

                          (a)     All certificates or instruments representing
or evidencing the Pledged Shares shall be delivered to and held by Bank pursuant hereto and shall be duly endorsed to Bank or shall be otherwise in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Bank. After the occurrence of an Event of Default and during its continuance, Bank shall have the right, at any time in its discretion without further notice to Pledgor, to transfer to or to register in the name of Bank or its nominees, any or all of the Pledged Shares. In addition, upon the occurrence and during the continuance of an Event of Default as hereinafter defined, Bank shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

                          (b)     This Agreement shall terminate and all
certificates or instruments representing or evidencing the Pledged Shares shall be delivered to Pledgors upon payment in full of all Obligations.

                 4. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary,


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or that Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Bank to exercise and enforce the rights and remedies hereunder with respect to any of the Pledged Shares.

                 5. Representations and Warranties. The Pledgor hereby represents and warrants that:

                          (a)     Pledgor has all right, title and interest in
and to the property now constituting the Pledged Shares, free and clear of any liens, claims, security interests, and other encumbrances and free and clear of any warrants, options, and other rights other than the security interests, pledges and liens granted by the Pledgor hereby and pursuant to the Loan Documents;

                          (b)     all shares of stock now included in the
Pledged Shares are, and any shares of stock or other securities subsequently included in the Pledged Shares pursuant to the terms hereof will be upon becoming Pledged Shares, duly authorized and issued, validly outstanding, and fully paid and nonassessable;

                          (c)     on the date hereof, the Pledged Shares
constitutes 100% of the issued and outstanding shares of common stock of each of the Other Borrowers;

                 6.       Voting Rights and Dividends.

                          (a)     So long as no Event of Default shall have
occurred and be continuing:

                                        (i)     The Pledgor shall be entitled
to exercise any and all of Pledgor's voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall give Bank at least thirty days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which would have a material adverse effect on the value of the Pledged Shares; and, provided further, that Pledgor shall not exercise or refrain from exercising any such right if Bank advises Pledgor that, in Bank's reasonable judgment, such action would have a material adverse effect on the value of the Pledged Shares or any part thereof.

                                        (ii)    The Pledgor shall be entitled
to receive and retain free and clear of the security interest of Bank hereunder, any and all of such dividends, interest and other





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distributions as are permitted in accordance with the Loan Agreement to be paid to Pledgor in respect of the Pledged Shares or any part thereof, except that
(A) any and all dividends, interest or other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Shares shall also constitute Pledged Shares and shall be promptly delivered to Bank in accordance with Section 3 hereof, and (B) any and all (1) dividends, interest, or other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (2) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares, received by Pledgor shall be so received in trust for the benefit of Bank, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Bank in the same form as so received (with any necessary endorsement) to be held as Pledged Shares and applied as provided herein.

                                        (iii)   The Bank shall execute and
deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, interest and other distributions which it is authorized to receive and retain pursuant to paragraph (ii) above.

                          (b)     Upon the occurrence and during the
continuance of an Event of Default:

                                        (i)     All rights of the Pledgor to
exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) hereof and to receive the dividends, interest and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in Bank which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive such dividends, interest, and other distributions.

                                        (ii)    All dividends, interest and
other distributions which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of Bank, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to





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Bank in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided herein.

                 7. Transfers and Liens. Pledgor will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Shares, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Shares other than the security interest, pledges and liens granted by Pledgor hereunder and pursuant to the Loan Documents.

                 8. Bank Appointed Attorney-in-Fact. The Pledgor hereby appoints Bank as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, and from time to time in Bank's discretion to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, upon the occurrence and during the continuance of an Event of Default to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest, or other distribution in respect of the Pledged Shares or any part thereof and to give full discharge for the same. Bank shall not, in its capacity as such attorney-in-fact, be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, but only for bad faith, willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable until all Obligations have been fully satisfied.

                 9. Bank May Perform. If Pledgor fails to perform any agreement contained herein, Bank may itself perform, or cause performance of, such agreement, and the reasonable expenses of Bank incurred in connection therewith shall be payable by the Pledgor under Section 13(b) hereof.

                 10. Bank's Duties. The powers conferred on Bank hereunder are solely to protect its interests in the Pledged Shares and shall not impose any duty to exercise any such powers. Except for the safe custody of any Pledged Shares in its possession and the accounting for moneys actually received by it hereunder, Bank shall not have any duty as to any Pledged Shares or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Shares. Without limiting the generality of the foregoing, Bank shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities,





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tenders, or other matters relating to any Pledged Shares, whether or not Bank has or is deemed to have knowledge of such matters.

                 11. Events of Default; Remedies. The term "Event of Default", as used herein, shall mean: (a) any Event of Default under the Loan Agreement or any of the other Loan Documents as that term is defined in the Loan Agreement; (b) any warranty or representation contained in this Agreement shall prove to have been false or incorrect or breached in any material respect on the date as of which made pursuant to Section 7.1 of the Loan Agreement; and
(c) any violation by Pledgor in any material respect of any covenant contained in this Agreement pursuant to Section 7.1 of the Loan Agreement. If there is an Event of Default then:

                                  (i)      Bank may exercise in respect of the
Pledged Shares, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of New Jersey (the "Code") and other applicable laws and agreements and also may, without notice except as specified below, sell the Pledged Shares or any part thereof in one or more parcels at public or private sale, at any exchange, brokers' board or at any of Bank's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Bank may deem commercially reasonable. Pledgor agrees that at least fifteen days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall be given and shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Pledged Shares regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                                  (ii)     Any cash held by Bank as Pledged
Shares and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Shares may, in the reasonable discretion of Bank, be held by Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Section 13 hereof) in whole or in part by Bank against, all or any part of the Obligations in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full of all the Obligations shall be





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paid over to Pledgor or to whosoever may be lawfully entitled to receive such surplus.

                 12. Private Sale. Pledgor acknowledges and recognizes that Bank may be unable to effect a public sale of all or a part of the Pledged Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Bank than those of public sales, and agree that such private sales shall be deemed to have been made in a commercially reasonable manner and that Bank has no obligation to delay sale of any Pledged Shares to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as from time to time amended, even if the issuer is willing to do so.

                 13. Indemnity and Expenses. (a) Pledgor agrees to indemnify Bank, jointly and severally, from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting from Bank's bad faith, willful misconduct or gross negligence.

                          (b)     Pledgor will upon demand pay to Bank the
amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel and of any experts and agents, which Bank may incur in connection with (i) the administration and enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Shares, (iii) the exercise or enforcement of any of the rights of Bank hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

                 14. Amendments, Indulgences, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of Bank in the exercise of any right, power, or remedy under this Agreement shall constitute a waiver thereof, or prevent the exercise thereof in that or any other instance.





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                 15.      Addresses for Notices.  All notices and other
communications provided for hereunder shall be in writing and given in accordance with Section 8.1 of the Loan Agreement.

                 16. Continuing Security Interest. This Agreement creates a continuing security interest in the Pledged Shares and shall (a) be binding upon Pledgor, and its heirs, executors, administrators, successors, and assigns and (b) inure to the benefit of Bank and its successors, transferees and assigns. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Obligations and no security taken hereafter as security for payment or performance of the Obligations shall impair in any manner or affect this Agreement or the security interest granted hereby, all such present and future additional security to be considered as cumulative security. Any of the Pledged Shares may be released from this Agreement without altering, varying, or diminishing in any way this Agreement or the security interest granted hereby as to the Pledged Shares not expressly released, and this Agreement and such security interest shall continue in full force and effect as to all of the Pledged Shares not expressly released.

                 17. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania applicable to contracts made and wholly performed within Pennsylvania. Pledgor consents to the jurisdiction of the courts of Pennsylvania and of the court of the United States sitting in Pennsylvania in any litigation concerning this Agreement, and Pledgor waives any objection based on venue or inconvenient forum. Unless otherwise defined herein, terms defined in the Uniform Commercial Code as in effect on the date hereof are used herein as therein defined as of such date. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                 18. Severability. The provisions of this Agreement are independent of and separable from each other, and no such provision, shall be altered or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part.





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                 IN WITNESS WHEREOF, the undersigned Pledgor, intending to be legally bound, has executed this Agreement in favor of the Bank as of the date first above written.


                                    CHRYSALIS INTERNATIONAL CORPORATION



                                    By: /s/ John G. Cooper
                                       --------------------------------
                                       Name:  John G. Cooper
                                       Title: Senior Vice President and
                                              Chief Financial Officer


                                    CORESTATES BANK, N.A.



                                    By: /s/ Stephen McWilliams
                                       --------------------------------
                                       Name:  Stephen McWilliams
                                       Title: Vice President





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